Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS Second QUARTER 2022 RESULTS

•	Record quarterly revenue with growth of 28% compared to Q2 2021 and 7% compared to Q1 2022
•	Gross Margin expands to 68.5% / 69.1% for Q2 2022 on a GAAP / Non-GAAP basis, compared to 61.3% / 62.1%, respectively, for Q2 2021
•	Net Income improves to $0.32 / $0.42 per diluted share for Q2 2022 on a GAAP / Non-GAAP basis, compared to $0.15 / $0.25, respectively, for Q2 2021

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

HILLSBORO, OR - August 1, 2022 - Lattice Semiconductor Corporation (NASDAQ: LSCC), the low power programmable leader, announced financial results today for the fiscal second quarter ended July 2, 2022.

Jim Anderson, president and CEO, said, "We drove 28% year-over-year revenue growth in Q2 2022 with a year-over-year increase in net income of 104% on a GAAP basis and 68% on a non-GAAP basis. Growth was driven by our strategic segments of communications and computing, and industrial and automotive. We are well positioned in the right strategic markets with a rapidly expanding product portfolio and growing customer momentum."

Sherri Luther, CFO, said, "In Q2 2022, we achieved record operating profit of 29.0% on a GAAP basis and 38.1% on a non-GAAP basis with continued gross margin expansion of 720 basis points on a GAAP basis and 700 basis points on a non-GAAP basis compared to Q2 2021. We continued to drive strong cash flow generation, while executing our seventh consecutive quarter of share buybacks."

Selected Second Quarter 2022 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q2 2022	Q1 2022	Q2 2021	Q/Q	Y/Y
Revenue	$161,372	$150,515	$125,905	7.2%	28.2%
Gross Margin %	68.5%	66.9%	61.3%	160 bps	720 bps
R&D Expense %	20.8%	21.6%	21.8%	(80) bps	(100) bps
SG&A Expense %	18.0%	19.1%	20.3%	(110) bps	(230) bps
Operating Expense	$63,699	$63,004	$53,868	1.1%	18.3%
Operating Income	$46,786	$37,763	$23,316	23.9%	100.7%
Net Income	$44,532	$36,078	$21,838	23.4%	103.9%
Net Income per Share - Basic	$0.32	$0.26	$0.16	$0.06	$ 0.16
Net Income per Share - Diluted	$0.32	$0.26	$0.15	$0.06	$ 0.17

	Non-GAAP* Financial Results (unaudited)
	Q2 2022	Q1 2022	Q2 2021	Q/Q	Y/Y
Revenue	$161,372	$150,515	$125,905	7.2%	28.2%
Gross Margin %	69.1%	67.7%	62.1%	140 bps	700 bps
R&D Expense %	17.8%	18.2%	18.4%	(40) bps	(60) bps
SG&A Expense %	13.1%	13.2%	14.6%	(10) bps	(150) bps
Operating Expense	$49,943	$47,243	$41,528	5.7%	20.3%
Operating Income	$61,553	$54,645	$36,651	12.6%	67.9%
Net Income	$59,124	$52,696	$35,206	12.2%	67.9%
Net Income per Share - Basic	$0.43	$0.38	$0.26	$ 0.05	$ 0.17
Net Income per Share - Diluted	$0.42	$0.37	$0.25	$ 0.05	$ 0.17

Second Quarter 2022 Highlights

•	Record Revenue: Revenue increased 28% in Q2 2022 compared to Q2 2021 and 7% compared to Q1 2022, with the sixth consecutive quarter of double-digit growth year-over-year.
•	Profit Expansion: Gross margin expanded 720 basis points on a GAAP basis and 700 basis points on a non-GAAP basis compared to Q2 2021, with net income per diluted share increasing 113% on a GAAP basis and 68% on a non-GAAP basis compared to Q2 2021.
•	Continued Portfolio Expansion: Lattice introduced MachXO5-NX, the fifth device family built on the award-winning Lattice Nexus™ platform, which enhances system monitoring and control in the industrial, automotive, server and communications markets, with class-leading power efficiency and reliability.
•	Software Portfolio Expansion: Lattice launched its fifth software solution stack, the ORAN™ Solution Stack, which enables 5G ORAN deployment by providing solutions for robust security, flexible fronthaul synchronization, and low power hardware acceleration.
•	Lattice Receives Multiple Industry Awards: Lattice was named a 2022 Fortress Cyber Security Awards winner by the Business Intelligence Group, was awarded a Global Infosec Award by Cyber Defense Magazine, and won a Gold Vendor Award from VDC Research. Additionally, Lattice was named a Best-in-Show Award Winner at Embedded World 2022 exhibition and conference for the Lattice CertusPro™-NX FPGA family.
•	Lattice Added to Russell 1000® Index: Lattice moved up to the large-cap Russell 1000® Index from the Russell 2000® Index, reflecting the Company's tremendous progress.

Business Outlook - Third Quarter of 2022:

•	Revenue for the third quarter of 2022 is expected to be between $161 million and $171 million.
•	Gross margin percentage for the third quarter of 2022 is expected to be 69% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the third quarter of 2022 are expected to be between $50 million and $52 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the third quarter of 2022, certain items that affect GAAP measurement of financial measures are out of the Company’s control and/or cannot be reasonably predicted. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for guidance or a corresponding reconciliation to GAAP for the quarter. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included below, following the GAAP financial information.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal second quarter 2022, and business outlook on Monday, August 1 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13730685. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our strategic market position; our product portfolio expansion; growing customer momentum; and the statements under the heading “Business Outlook - Third Quarter of 2022.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue are inherently uncertain due to such factors such as global economic conditions which may affect customer demand, pricing pressures, competitive actions, and international trade disputes and sanctions. In addition, the COVID-19 pandemic continues to impact the overall economy and, as a result of the foregoing, may negatively impact our operating results for future periods. Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in Item 1A in Lattice’s most recent Annual Report on Form 10-K and as may be supplemented from time-to-time in Lattice’s other filings with the Securities and Exchange Commission, all of which are expressly incorporated herein by reference.

Further economic and market disruptions from COVID-19, future impacts of the military conflict between Ukraine and Russia, and demand changes in secular growth markets may increase or change the severity of our other risks reported in Item 1A in Lattice’s most recent Annual Report on Form 10-K. Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for Lattice’s management to predict all risk factors. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related tax effects, amortization of acquired intangible assets, restructuring plans and other charges, and the estimated tax effect of these items. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data.

These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	July 2,	April 2,	July 3,	July 2,	July 3,
	2022	2022	2021	2022	2021
Revenue	$161,372	$150,515	$125,905	$311,887	$241,621
Cost of sales	50,887	49,748	48,721	100,635	93,851
Gross margin	110,485	100,767	77,184	211,252	147,770
Operating expenses:
Research and development	33,613	32,555	27,454	66,168	51,520
Selling, general, and administrative	29,024	28,771	25,607	57,795	50,699
Amortization of acquired intangible assets	870	1,169	603	2,039	1,206
Restructuring	136	54	204	190	380
Acquisition related charges	56	455	—	511	—
Total operating expenses	63,699	63,004	53,868	126,703	103,805
Income from operations	46,786	37,763	23,316	84,549	43,965
Interest expense	(891)	(708)	(702)	(1,599)	(1,420)
Other (expense) income, net	(243)	(22)	(135)	(265)	(297)
Income before income taxes	45,652	37,033	22,479	82,685	42,248
Income tax expense (benefit)	1,120	955	641	2,075	1,597
Net income	$44,532	$36,078	$21,838	$80,610	$40,651

Net income per share:
Basic	$0.32	$0.26	$0.16	$0.59	$0.30
Diluted	$0.32	$0.26	$0.15	$0.57	$0.29

Shares used in per share calculations:
Basic	137,424	137,500	136,388	137,462	136,394
Diluted	140,170	141,281	141,491	140,657	141,637

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	July 2,	January 1,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$117,882	$131,570
Accounts receivable, net	93,380	79,859
Inventories, net	77,478	67,594
Other current assets	25,720	22,328
Total current assets	314,460	301,351

Property and equipment, net	42,741	38,094
Operating lease right-of-use assets	20,407	23,818
Intangible assets, net	27,218	29,782
Goodwill	315,358	315,358
Other long-term assets	16,944	18,091
	$737,128	$726,494

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$39,336	$34,597
Accrued expenses	29,082	26,444
Accrued payroll obligations	20,798	27,967
Current portion of long-term debt	17,192	17,173
Total current liabilities	106,408	106,181

Long-term debt, net of current portion	132,159	140,760
Long-term operating lease liabilities, net of current portion	15,917	19,248
Other long-term liabilities	46,723	48,672
Total liabilities	301,207	314,861

Stockholders' equity	435,921	411,633
	$737,128	$726,494

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended
	July 2,	July 3,
	2022	2021
Cash flows from operating activities:
Net income	$80,610	$40,651
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	27,249	22,374
Depreciation and amortization	14,272	11,759
Other non-cash adjustments	3,445	3,383
Net changes in assets and liabilities	(32,658)	(7,463)
Net cash provided by (used in) operating activities	92,918	70,704
Cash flows from investing activities:
Capital expenditures	(8,917)	(4,413)
Other investing activities	(5,368)	(6,377)
Net cash provided by (used in) investing activities	(14,285)	(10,790)
Cash flows from financing activities:
Repayment of long-term debt	(8,750)	(4,375)
Repurchase of common stock	(50,161)	(40,113)
Net cash flows related to stock compensation exercises	(32,182)	(9,975)
Net cash provided by (used in) financing activities	(91,093)	(54,463)
Effect of exchange rate change on cash	(1,228)	(49)
Net increase (decrease) in cash and cash equivalents	(13,688)	5,402
Beginning cash and cash equivalents	131,570	182,332
Ending cash and cash equivalents	$117,882	$187,734

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$1,337	$1,180
Income taxes paid, net of refunds	$2,355	$1,805

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	July 2,	April 2,	July 3,
	2022	2022	2021
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	53	50	52
Inventory Days (DIO)	139	132	123

Revenue% (by Geography)
Asia	73%	72%	77%
Americas	14%	15%	14%
Europe (incl. Africa)	13%	13%	9%

Revenue% (by End Market)
Communications and Computing	44%	42%	42%
Industrial and Automotive	46%	46%	45%
Consumer	8%	10%	10%
Licensing and Services	2%	2%	3%

Revenue% (by Channel)
Distribution	89%	90%	88%
Direct	11%	10%	12%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	July 2,	April 2,	July 3,
	2022	2022	2021
Gross Margin Reconciliation
GAAP Gross margin	$110,485	$100,767	$77,184
Stock-based compensation - gross margin (1)	1,011	1,121	995
Non-GAAP Gross margin	$111,496	$101,888	$78,179

Gross Margin % Reconciliation
GAAP Gross margin %	68.5%	66.9%	61.3%
Cumulative effect of non-GAAP Gross Margin adjustments	0.6%	0.8%	0.8%
Non-GAAP Gross margin %	69.1%	67.7%	62.1%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	20.8%	21.6%	21.8%
Stock-based compensation - R&D (1)	(3.0)%	(3.4)%	(3.4)%
Non-GAAP R&D Expense %	17.8%	18.2%	18.4%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	18.0%	19.1%	20.3%
Stock-based compensation - SG&A (1)	(4.9)%	(5.9)%	(5.7)%
Non-GAAP SG&A Expense %	13.1%	13.2%	14.6%

Operating Expenses Reconciliation
GAAP Operating expenses	$63,699	$63,004	$53,868
Stock-based compensation - operations (1)	(12,694)	(14,083)	(11,533)
Amortization of acquired intangible assets	(870)	(1,169)	(603)
Restructuring and other charges	(192)	(509)	(204)
Non-GAAP Operating expenses	$49,943	$47,243	$41,528

Income from Operations Reconciliation
GAAP Income from operations	$46,786	$37,763	$23,316
Stock-based compensation - gross margin (1)	1,011	1,121	995
Stock-based compensation - operations (1)	12,694	14,083	11,533
Amortization of acquired intangible assets	870	1,169	603
Restructuring and other charges	192	509	204
Non-GAAP Income from operations	$61,553	$54,645	$36,651

Income from Operations % Reconciliation
GAAP Income from operations %	29.0%	25.1%	18.5%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	9.1%	11.2%	10.6%
Non-GAAP Income from operations %	38.1%	36.3%	29.1%

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	July 2,	April 2,	July 3,
	2022	2022	2021
Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$1,120	$955	$641
Estimated tax effect of non-GAAP adjustments (2)	175	264	(33)
Non-GAAP Income tax expense (benefit)	$1,295	$1,219	$608

Net Income Reconciliation
GAAP Net income	$44,532	$36,078	$21,838
Stock-based compensation - gross margin (1)	1,011	1,121	995
Stock-based compensation - operations (1)	12,694	14,083	11,533
Amortization of acquired intangible assets	870	1,169	603
Restructuring and other charges	192	509	204
Estimated tax effect of non-GAAP adjustments (2)	(175)	(264)	33
Non-GAAP Net income	$59,124	$52,696	$35,206

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.32	$0.26	$0.16
Cumulative effect of Non-GAAP adjustments	0.11	0.12	0.10
Non-GAAP Net income per share - basic	$0.43	$0.38	$0.26

GAAP Net income per share - diluted	$0.32	$0.26	$0.15
Cumulative effect of Non-GAAP adjustments	0.10	0.11	0.10
Non-GAAP Net income per share - diluted	$0.42	$0.37	$0.25

Shares used in per share calculations:
Basic	137,424	137,500	136,388
Diluted	140,170	141,281	141,491

(1)	The non-GAAP adjustments for Stock-based compensation include related tax expenses.
(2)	We calculate non-GAAP tax expense by applying our tax provision model to year-to-date and projected income after adjusting for non-GAAP items. The difference between calculated values for GAAP and non-GAAP tax expense has been included as the “Estimated tax effect of non-GAAP adjustments.”